EXHIBIT 99.2

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Xentec Inc.,

We have audited the balance sheet of Xentec Inc. as at December 31, 1999 and the statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1999 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

The audited financial statements as at December 31, 1998 were audited by other auditors who reported without reservation in their report dated October 27, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP

Hamilton, Ontario
November 3, 2000

                                   Xentec Inc.
                                 Balance Sheets
                             As at December 31, 1999
                                 (in Canadian $)

Assets                                                                      1999
                                                                        --------
Current assets
     Cash                                                               $115,112
     Accounts receivable                                                 143,575
     Income taxes recoverable                                             55,638
     Prepaid expenses                                                      2,411
                                                                        --------
                                                                         316,736

Capital assets (note 2)                                                  260,673
                                                                        --------
                                                                        $577,409
                                                                        ========
Liabilities
Current liabilities
     Accounts payable and accrued liabilities                           $100,249
     Due to shareholders (note 3)                                         80,000
                                                                        --------
                                                                         180,249

Small business loans (note 4)                                            140,122
                                                                        --------
                                                                         320,371
Shareholders' Equity
     Share capital (note 5)                                                  100
     Retained earnings                                                   256,938
                                                                        --------
                                                                         257,038
                                                                        --------
                                                                        $577,409
                                                                        ========

                                   Xentec Inc.
                   Statements of Income and Retained Earnings
                      For the year ended December 31, 1999
                                 (in Canadian $)

                                                                           1999
                                                                    -----------
Sales                                                               $ 1,194,839
Cost of goods sold                                                      573,363
                                                                    -----------
Gross profit                                                            621,476
Administrative expenses                                                 350,419
                                                                    -----------
Income before income taxes                                              271,057
Provision for income taxes (note 6):
     Current                                                             70,000
     Future                                                             (12,835)
                                                                    -----------
                                                                         57,165
                                                                    -----------
Net income for the year                                                 213,892
Retained earnings - Beginning of period                                  43,046
                                                                    -----------
Retained earnings - End of period                                   $   256,938
                                                                    ===========

                                   Xentec Inc.
                            Statements of Cash Flows
                      For the year ended December 31, 1999
                                 (in Canadian $)

                                                                           1999
                                                                      ---------
Cash provided by (used in):
 Operating activities
     Net income for the period                                        $ 213,892
     Items not affecting cash:
       Amortization                                                     155,740
       Future income taxes                                              (12,835)
                                                                      ---------
                                                                        356,797
       Change in non-cash working capital items
       related to operations (note 7)                                   (99,642)
                                                                      ---------
                                                                        257,155
 Investing activity
       Purchase of capital assets                                      (330,479)

 Financing activities
     Proceeds from (repayment of) demand loan                           (37,500)
        Proceeds received from small business loans                      94,944
                                                                      ---------
                                                                         57,444
                                                                      ---------

 Decrease in cash for the year                                          (15,880)
 Cash - Beginning of period                                             130,992
                                                                      ---------
 Cash - End of period                                                 $ 115,112
                                                                      =========

Supplementary disclosure of cash flow information
     Cash paid for (recovery of) during the year for:
           Interest                                                   $  21,385
           Income taxes                                                 (31,647)

                                   Xentec Inc.
                          Notes to Financial Statements
                                December 31, 1999

1. Significant accounting policies

Incorporation

On February 16, 1997, the Company was originally incorporated under the jurisdiction of the Province of Ontario. On July 13, 1998, the Company changed jurisdictions and was incorporated federally under the Canadian Business Corporations Act.

Revenue recognition

Revenue from contracts is recorded on the percentage of completion basis.

Capital assets

Capital assets are recorded at acquisition cost less accumulated amortization. Amortization rates used are intended to write off the cost of the assets over their estimated useful life using the following methods of amortization:

         Computer equipment and software    33% straight-line basis
         Furniture and equipment            20% straight-line basis

In the year of acquisition, capital assets are amortized at one-half of the normal rate.

Future income taxes

The Company has applied the new accounting recommendations of section 3465 of the Handbook of the Canadian Institute of Chartered Accountants entitled "Income Taxes". The recommendations adopt the liability method of measuring income taxes based on temporary differences between the financial reporting and tax basis of assets and liabilities. This change in reporting has been applied prospectively and does not have a significant impact on net income for the year.

Foreign currency translation

Foreign currency income and expense accounts are translated into Canadian dollars using the exchange rate in effect on the transaction date. Foreign monetary assets and monetary liabilities are translated into Canadian dollars at the exchange rates prevailing at the balance sheet date. Gains or losses arising from foreign currency translation are included in the determination of income.

Research and development

                                   Xentec Inc.
                          Notes to Financial Statements
                                December 31, 1999
                                 (in Canadian $)

Research costs are expensed in the year in which they are incurred. Development costs are also expensed unless they are significant and meet generally accepted criteria for deferral. Costs are reduced by government grants and investment tax credits, where applicable.

Measurement uncertainty

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may vary from the current estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in earnings in the periods in which they become known.

Financial instruments

a) Fair value of financial instruments

The carrying amount of accounts receivable, accounts payable and accrued liabilities and cash approximate fair value due to the short-term maturities of these instruments.

Based on available market information and estimated interest rates for demand and small business loans, and long-term liabilities, related parties with similar terms and maturity, the carrying value approximates its fair value.

b) Credit risk

The Company does not have significant financial exposure to any individual customer. The Company reviews a new customer's credit history before extending credit and conducts regular reviews of its existing customers' credit performance. An allowance for doubtful accounts is established based upon factors surrounding the credit risk of specific customers, historical trends and other information.

2. Capital assets

                                                         Accumulated
                                                Cost    amortization         Net
                                            ------------------------------------
Computer equipment and software             $412,915         161,924     250,991
Furniture and fixtures                        13,046           3,364       9,682
                                            ------------------------------------
                                            $425,961         165,288     260,673
                                            ====================================

3. Due to shareholders

                                   Xentec Inc.
                          Notes to Financial Statements
                                December 31, 1999
                                 (in Canadian $)

Advances due to shareholders bear interest at prime plus 5% and are payable on demand. Interest paid on advances due to shareholders during the year amounted to $15,089.

4. Small business loans

The small business loans bear interest at bank prime plus 2.25% and are due in full on November 12, 2002. Security for the small business loan is a guarantee of $20,000 and a postponement of certain claims by the shareholders.

5. Share capital

         Authorized
            Unlimited number of Class A
            Unlimited number of Class B, non-voting shares

         Issued
            100 common shares                                    $ 100
                                                                 -----

6. Income taxes

The Company qualifies as a Canadian-controlled private corporation under the income tax laws of Canada. As such, it is allowed a reduction of income taxes otherwise payable on active business operations conducted in Canada. The Company is entitled to pay taxes at the reduced rate on the first $200,000 of taxable income in any one year.

During the year, the Company utilized $4,074 of federal and $57,693 of provincial loss carryforwards to reduce taxable income.

During the year, the Company recognized investment tax credits of $121,500 which was recorded as a reduction of research and development expenses in the statements of income.

7. Change in non-cash working capital items related to operations

The change in non-cash working capital is comprised of the change in the following items:

                                                                           1999
                                                                      ---------
      Increase in accounts receivable                                 $ (73,642)
      Increase in income taxes recoverable                              (12,403)
      Decrease (increase) in prepaid expenses                             3,899
      Increase in accounts payable and accrued liabilities               87,129
      Increase in due to shareholders                                        --
      Decrease in deferred revenue                                     (104,625)
                                                                      ---------
                                                                      $ (99,642)
                                                                      =========